UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 21, 2025

INVO FERTILITY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5582 Broadcast Court

Sarasota, FL 34240

(Address of principal executive offices, including zip code)

(978) 878-9505

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	IVF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment and Exchange Agreement

Effective as of August 21, 2025, INVO Fertility, Inc., a Nevada corporation (the “Company”) and Five Narrow Lane LP, a Delaware limited partnership (“FNL”) entered into an agreement (the “Amendment and Exchange Agreement”) pursuant to which the parties agreed to exchange an Amended and Restated Senior Secured Convertible Debenture Due February 11, 2026 (the “Amended and Restated Debenture”) held by FNL in exchange for a Second Amended and Restated Senior Secured Convertible Debenture Due February 11, 2026 (the “Second Amended and Restated Debenture”) to (i) decrease the outstanding principal amount of the Second Amended and Restated Debenture to $1,751,343.75, (ii) remove provisions related to Monthly Redemption Amounts, as defined in the Second Amended and Restated Debenture, and (iii) make other changes mutually agreed to between the parties.

In consideration of the foregoing amendments, the Company and FNL agreed to reduce the outstanding principal amount of the Second Amended and Restated Debenture by $1,300,000 in exchange for receipt of shares of the Company’s Series C-2 Preferred Stock (the “C-2 Preferred”) pursuant to an additional investment right previously granted to FNL (the “AIR Preferred Shares”) with aggregated stated value of $1,300,000. In consideration thereof, the Company agreed to issue 325 shares of additional C-2 Preferred to FNL.

The foregoing summary of the Amendment and Exchange Agreement is not complete and is qualified in its entirety by reference to the Amendment and Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Side Letter Agreement

Effective as of August 21, 2025, the Company and FNL entered into an agreement (the “Side Letter Agreement”) pursuant to which, among other things, the parties agreed to extend the deadline by which the Company must file a registration statement with the United States Securities and Exchange Commission (the “SEC”) for the resale of shares of our common stock (i) issuable upon conversion of the Second Amended and Restated Debenture, (ii) issuable upon conversion of shares of our Series C-2 Preferred Stock held by FNL, and (iii) issuable upon exercise of warrants held by FNL, to August 29, 2025. The parties further agreed to extend the deadline by which such registration statement must be declared effective by the SEC to the earlier of the (A) September 30, 2025 (or, in the event of a “full review” by the SEC, October 31, 2025) and (B) the 2nd business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review.

The foregoing summary of the Side Letter Agreement is not complete and is qualified in its entirety by reference to the Side Letter Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The offer and sale of the Second Amended and Restated Debenture and the C-2 Preferred has been made in reliance on the exemptions from registration provided by Sections 3(a)(9) and 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference.

The Second Amended and Restated Debenture carries an interest rate of seven percent (7%) per annum, and the principal sum is $1,751,343.75. The maturity date of the Amended and Restated Debenture is February 11, 2026 (the “Maturity Date”), at which point the outstanding principal amount, together with any accrued and unpaid interest and other fees, shall be due and payable to the holder of the Second Amended and Restated Debenture.

The holder of the Second Amended and Restated Debenture shall be entitled to convert any portion of the outstanding and unpaid principal amount and accrued interest into shares of Company common stock at a conversion price of $1.4765 per share, subject to adjustment as described therein. The Second Amended and Restated Debenture may not be converted and shares of Company common stock may not be issued upon conversion of the Second Amended and Restated Debenture if, after giving effect to the conversion or issuance, the holder together with its affiliates would beneficially own in excess of 9.99% of the outstanding common stock of the Company.

The Company may not prepay the Second Amended and Restated Debenture without the prior written consent of FNL.

While any portion of the Second Amended and Restated Debenture is outstanding, if the Company receives gross proceeds of more than $3,000,000 from any equity or debt financings (other than a public offering as described herein), the Company shall, at the option of the holder, apply one-third (1/3) of such gross proceeds to the redemption of the principal amount of the Second Amended and Restated Debenture.

The Second Amended and Restated Debenture contains events representations, warranties, covenants, and events of default that are customary for similar transactions. Upon an event of default, the Second Amended and Restated Debenture became immediately due and payable, and the borrower was subject to a default rate of interest of 15% per annum and a default sum as stipulated.

The foregoing description of the Second Amended and Restated Debenture does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Debenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Second Amended and Restated Senior Secured Convertible Debenture Due February 11, 2026
10.1	Amendment and Exchange Agreement by and among Five Narrow Lane LP and INVO Fertility, Inc. dated as of August 21, 2025
10.2	Side Letter Agreement by and among Five Narrow Lane LP and INVO Fertility, Inc. dated as of August 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2025	INVO FERTILITY, INC.

/s/ Steven Shum
Steven Shum
Chief Executive Officer